UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2010

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Moody’s Corporation (the “Company”) voted on and approved the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan (the “2001 Stock Incentive Plan”) and the 2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended (the “2004 Cash Incentive Plan”), at the Annual Meeting of Stockholders held on April 20, 2010.

The 2001 Stock Incentive Plan is an amendment and restatement of the original 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan that became effective on April 23, 2001 and was subsequently amended and restated in 2004 and 2007. On December 15, 2009, the Board of Directors approved the 2001 Stock Incentive Plan in order to make a number of changes, including to: (i) change the definition of “Change in Control” to conform to the definition used in other Company incentive plans; (ii) provide greater specificity regarding grants of performance shares; (iii) add to the performance criteria that may be used for performance-based awards; (iv) increase the number of shares that may be issued with respect to awards granted under the plan; (v) eliminate liberal share counting features in determining the number of shares subject to the plan; and (vi) add minimum vesting periods for full value awards and prohibit repricing of options and stock appreciation rights without stockholder approval.

The 2001 Stock Incentive Plan permits the granting of any or all of the following types of awards: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights, including limited stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; (v) performance shares; and (vi) other stock-based awards. Key employees (excluding members of the Governance and Compensation Committee and any person who serves only as a director) of the Company and its affiliates, who from time to time are responsible for the management, growth and protection of the business of the Company and its affiliates, and consultants to the Company and its affiliates, are eligible to participate in the 2001 Stock Incentive Plan. The maximum number of shares with respect to which awards of any and all types may be granted under the 2001 Stock Incentive Plan during a calendar year to any participant is limited, in the aggregate, to 800,000.

The 2004 Cash Incentive Plan is an amendment to the original 2004 Moody’s Corporation Covered Employee Cash Incentive Plan that was adopted on February 24, 2004. On December 15, 2009, the Board of Directors approved the 2004 Cash Incentive Plan in order to: (i) change the definition of “Change in Control” to conform to the definition used in other Company incentive plans; (ii) add additional performance criteria that can be used in establishing performance goals with respect to cash incentives; and (iii) establish the maximum amount of an award to any participant with respect to a multi-year performance period.

The 2004 Cash Incentive Plan provides for performance-based cash incentives to members of senior management whose compensation may be subject to the limitations on tax deductions imposed by Section 162(m) of the Internal Revenue Code (the “Tax Code”). The Governance and Compensation Committee selects participants from among the “Covered Employees” (as defined in Section 162(m) of the Tax Code and the Treasury Regulations promulgated thereunder) of the Company and its subsidiaries who are in a position to have a material impact on the results of the operations of the Company or its subsidiaries. It is anticipated that between five and seven executives will participate in the 2004 Cash Incentive Plan each year. Awards are payable in cash, and the maximum award payable to any participant with respect to a performance period of one calendar year or less shall be $5,000,000. The maximum amount of an award to any participant with respect to a multi-year performance period shall be the product of $5,000,000 multiplied by the number of years in the performance period. The maximum award was set above the Company’s anticipated award levels for executives consistent with the Section 162(m) regulations in order to allow the Governance and Compensation Committee “negative discretion” in determining actual bonus payouts while preserving the deductibility of those awards.

For additional information regarding the 2001 Stock Incentive Plan, refer to the “Summary of the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan” under Item 2 – Approval of the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan, on pages 20-25 of the Company’s 2010 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 11, 2010, which is incorporated herein by reference. For additional information regarding the 2004 Cash Incentive Plan, refer to the “Summary of the 2004 Cash Incentive Plan” under Item 3 – Approval of the 2004 Moody’s Corporation Covered Employee Cash Incentive Plan, As Amended, on pages 27-28 of the Company’s 2010 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 11, 2010, which is incorporated herein by reference. Those summaries as well as the foregoing summary descriptions of the 2001 Stock Incentive Plan and 2004 Cash Incentive Plan are qualified in their entirety by reference to the actual terms of the 2001 Stock Incentive

Plan and 2004 Cash Incentive Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The stockholders of the Company voted on five items at the Annual Meeting of Stockholders held on April 20, 2010:

1.	Election of three Class III directors of the Company each to serve a three-year term;

2.	Approval of the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan;

3.	Approval of the 2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended;

4.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2010; and

5.	Approval of a stockholder proposal to adopt a policy that the chairman of the Company’s Board of Directors be an independent director.

The voting results for the matters voted on at the Annual Meeting are as follows:

1.	The nominees for Class III directors to each serve a three-year term were elected based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Basil L. Anderson	195,166,254	1,839,261	1,049,177	13,348,437
Darrell Duffie, Ph.D.	195,858,588	1,162,305	1,033,798	13,348,438
Raymond W. McDaniel, Jr.	195,046,710	1,835,431	1,172,550	13,348,438

The Company’s directors whose terms continued after the Annual Meeting are: Robert R. Glauber, Connie Mack, Nancy S. Newcomb, Ewald Kist, Henry A. McKinnell, Jr., Ph.D., and John K. Wulff.

2.	The Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,792,508	7,907,705	1,354,228	13,348,688

3.	The 2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,400,222	3,592,506	1,410,144	257

4.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2010 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,997,343	1,358,336	1,047,446	—

5.	The stockholder proposal to adopt a policy that the chairman of the Company’s Board be an independent director was defeated as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,589,170	131,032,586	1,432,680	13,348,693

Item 9.01, “Financial Statements and Exhibits”

(d)	Exhibits

10.1	Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan.

10.2	2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/S/ JOHN J. GOGGINS
John J. Goggins Senior Vice President and General Counsel

Date: April 26, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan.

10.2	2004 Moody’s Corporation Covered Employee Cash Incentive Plan, as amended.